                                                                   Exhibit 10.20

                                 Amendment No. 2
                             to Employment Agreement


         The Employment Agreement dated as of March 15, 1994, as amended by Amendment No. 1, dated as of March 15, 1999 (the "Agreement"), between Ascent Pediatrics, Inc. and Emmett Clemente is hereby amended as follows as of the 15th day of March, 2000. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

         1. The reference in Section 1 to "March 15, 2000" is hereby deleted and "March 15, 2001" is hereby substituted in lieu thereof.

         2. In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to this "Agreement" shall mean the Agreement as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.




                                      ASCENT PEDIATRICS, INC.


                                      By: /s/ Eliot Lurier
                                          --------------------------------------
                                          Name:   Eliot Lurier
                                          Title:  Chief Financial Officer


                                      EMPLOYEE


                                          By: /s/ Emmett Clemente
                                             -----------------------------------
                                                  Emmett Clemente